February 25, 2022 Fourth Quarter and Full Year 2021 Earnings Presentation

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward- looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular those related to the COVID-19 pandemic, including the ultimate impact of COVID-19 on our business, financial performance and operating results. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent Form 10-Q and Form 8-K filings made with the SEC, under the caption “Risk Factors.” These risks may also be further heightened by the continued and evolving impact of the COVID-19 pandemic. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

PORTFOLIO CREDIT QUALITY ▪ Defensively-positioned and broadly-diversified portfolio of 100% CRE loans (over 99% senior first mortgages) with weighted average stabilized LTV of 63.5%(2). ▪ Strong collections of interest through February 2022, with 100% of borrowers making their contractual payments in accordance with loan agreements(3). ▪ Weighted average risk rating of 2.6 at December 31, 2021, unchanged from prior quarter. ▪ CECL reserve of approx. 1.01% of total portfolio commitments, down from approx. 1.63% year-over-year, reflecting an ongoing portfolio shift driven by new loan originations, loan repayments, asset resolution and improvement in the credit profile of select loans. PORTFOLIO ACTIVITY ▪ Actively reviewing and quoting a significant volume of attractive loan investment opportunities with a current forward pipeline of senior floating-rate loans of approx. $285 in total commitments and initial fundings of over $250 million, that have either closed or are in the closing process, subject to fallout. ▪ So far in Q1 2022, funded $83 million of total principal balance, including approx. $22 million on existing loan commitments(4). ▪ Continuous portfolio shift towards newly originated loans improves sensitivity to rising short-term interest rates and reduces the portfolio weighted average LIBOR floor, which has declined from 1.56% in Q4’20 to 1.17% in Q4’21. CAPITALIZATION & LIQUIDITY ▪ Expanded the permanent equity base to over $1 billion through a $90 million add-on preferred offering, bringing total preferred stock issued to approx. $205 million, providing growth capital and an ability to recapitalize the balance sheet while reducing secured higher-cost debt. ▪ Further reduced the borrowings under the senior secured term loan facilities to $100 million through an incremental $50 million repayment; incurred a charge on early extinguishment of debt of approx. $(5.8) million, or $(0.11) per share, which will be reflected in Q1’22 results. ▪ Current cash balance of approx. $149 million plus approx. $62 million of unencumbered senior whole loans available to be pledged to financing facilities, subject to lender approval.(4) Company Business Update(1) 3 (1) All information contained in this presentation is as of December 31,2021, unless otherwise noted. (2) See definition in the appendix. (3) Includes loan modifications and two nonaccrual loans. (4) As of February 23, 2022.

FINANCIAL SUMMARY ▪ Q4 GAAP earnings(1) per basic share of $0.13, including $(0.17) per share charge on early extinguishment of debt. ▪ FY 2021 GAAP earnings(1) per basic share of $1.24, including $0.37 per share reduction of CECL reserves. ▪ Q4 Distributable Earnings(2) per basic share of $0.24. ▪ FY 2021 Distributable Earnings(2) per basic share of $0.99. ▪ Q4 common cash dividend per share of $0.25; Series A preferred cash dividend per share of $0.15069. ▪ Book value per common share of $16.70, inclusive of $(0.79) CECL reserve; $1.00 of common dividends per share in 2021. PORTFOLIO ACTIVITY ▪ In Q4, closed on $248.6 million of loan commitments and funded $268.7 million in total UPB including prior commitments and loan upsizings. Funded approx. $824.3 million in total loan principal balance in 2021. ▪ Received loan repayments and principal amortization of $145.3 million in Q4 and $960.3 million(3) in 2021. PORTFOLIO OVERVIEW ▪ Portfolio of $4.2 billion in total commitments comprised of over 99% senior loans with a weighted average stabilized LTV of 63.5%(2) and a weighted average yield at origination of LIBOR + 4.07%(2). ▪ Portfolio is over 98% floating rate with a weighted average LIBOR floor of 1.17%. ▪ Reduced CECL reserve by $20.0 million year-over-year to $42.4 million at December 31, 2021, or 1.01% of total loan commitments. General CECL reserve of $20.3 million, or 0.5% of loan commitments. CAPITALIZATION & LIQUIDITY ▪ During 2021, increased the percentage of non-mark-to-market financing to over 75% of total borrowings by issuing two CRE CLOs totaling approx. $1.4 billion at attractive terms. ▪ Expanded the permanent capital base through an inaugural offering of approx. $115 million of attractively priced preferred stock, providing additional balance sheet flexibility. ▪ Repaid $75 million of the $225 million principal outstanding under the term loan, reducing total leverage and the amount of higher-cost debt. Incurred a charge on early extinguishment of debt of approx. $(8.9) million, or $(0.17) per share. ▪ During 2021, opportunistically repurchased 1.3 million common shares, resulting in book value accretion. ▪ Ended Q4 with over $190 million in cash on hand and total net-debt-to-equity leverage of 2.7x. Fourth Quarter and Full Year 2021 Highlights 4(1) Represents Net Income Attributable to Common Stockholders; see definition in the appendix. (2) See definition in the appendix. (3) Excludes a write-off of $9.7 million.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $20.0 Benefit from (Provision for) Credit Losses $5.0 Loss on Early Extinguishment of Debt $(8.9) Operating Expenses $(8.4) Benefit from (Provision for) Income Taxes $(0.2) Dividends on Preferred Stock $(0.7) GAAP Net Income(1) $6.7 Basic Wtd. Avg. Common Shares 53,789,465 Diluted Wtd. Avg. Common Shares 54,299,754 Net Income Per Basic Share $0.13 Net Income Per Diluted Share $0.12 Common Dividend Per Share $0.25 Preferred Dividend Per Share $0.15069 Fourth Quarter 2021 Financial Summary 5(1) See definition in the appendix. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $191.9 Loans Held-for-Investment, net $3,741.3 Repurchase Facilities $677.3 Securitized (CLO) Debt $1,677.6 Term Financing Facility $127.1 Senior Secured Term Loan Facilities $139.9 Asset-Specific Financing $43.6 Senior Unsecured Convertible Notes $272.9 Preferred Equity $114.9 Common Equity $898.2 Total Stockholders’ Equity $1,013.1 Common Shares Outstanding 53,789,465 Book Value Per Common Share $16.70

$17.33 $16.70 $0.21 $0.09 $(0.17) $(0.01) $(0.25) $(0.08) $(0.46) $0.04 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 9/30/2021 Pre-Provision, Pre-Loss Earnings Benefit from (Provision for) Credit Losses Loss on Early Extinguishment of Debt Series A Preferred Dividend Declaration Common Stock Dividend Declaration Series A Preferred Stock Issuance Costs Partial Warrant Settlement Equity Compensation 12/31/2021 Key Drivers of Fourth Quarter 2021 Earnings and Book Value Per Share • GAAP earnings of $6.7 million, or $0.13 per basic share, inclusive of an $(8.9) million, or $(0.17) per basic share, loss on early extinguishment of debt related to partial repayment of the term loan and a $5.0 million, or $0.09 per basic share, benefit from release of prior CECL reserves. • In addition to the GAAP earnings and dividends, Q4 2021 book value also reflects a $(0.46) per share decrease related to the October 2021 net cash settlement of the remaining warrants issued in connection with the term loan and an $(0.08) per share of costs related to the issuance of preferred stock. 6 BOOK VALUE WALK (1) GAAP earnings of $0.13 per share (2) (1) Due to rounding, individual per share figures may not result in the totals presented. (2) See definition in the appendix.

$3,673 $3,797 $- $1,000 $2,000 $3,000 $4,000 $5,000 9/30/2021 4Q21 Fundings & Deferrals 4Q21 Prepayments & Amortization 12/31/2021 $ I n M il li o n s Q4 2021 PORTFOLIO ACTIVITY Fourth Quarter 2021 Portfolio Activity 7 (1) Mixed-use properties represented based on allocated loan amounts (2) “Self-storage“ has been included in “Other” for purposes of the total portfolio, as of 12/31/2021. (3) See definition in the appendix. (4) Includes fundings of prior loan commitments of $39.8 million, loan upsizings of $8.0 million and capitalized deferred interest of $0.6 million. ORIGINATIONS BY PROPERTY TYPE(1) $269 $(145) $4,200 $403 Total maximum commitments Future funding commitments ORIGINATIONS BY GEOGRAPHY • Total funding activity of $268.7 million: – Closed 7 newly originated loans with total commitments of $248.6 million and initial fundings of $220.9 million • Weighted average stabilized LTV of 67.2%(3) • Weighted average yield of LIBOR + 3.60%(3) – Funded $39.8 million of existing loan commitments and $8.0 million related to upsizing of loans. • Received prepayments and principal amortization of $145.3 million. Multifamily, 65.3% Industrial, 11.6% Office, 9.7% Self-storage(2), 9.2% Other, 4.2% West, 30.7% Southeast, 24.4% Northeast, 21.1% Southwest, 14.6% Midwest, 9.2% (4)

$3,932 $3,797 $- $1,000 $2,000 $3,000 $4,000 $5,000 12/31/2020 Portfolio 2021 Fundings & Deferrals 2021 Prepayments & Amortization 12/31/2021 $ I n M il li o n s Historical Portfolio Principal Balance 8 (1) Data based on principal balance of investments. (2) Net loan repayments of $960.3 million, and a write-off of $9.7 million. (3) Includes fundings of prior loan commitments of $142.7 million and capitalized deferred interest of $10.2 million. (4) Portfolio principal balances as of 12/31, of each year. 2021 PORTFOLIO ACTIVITY(1) PORTFOLIO SINCE INCEPTION(4) $667 $1,437 $2,379 $3,233 $4,288 $3,932 $3,797 $- $1,000 $2,000 $3,000 $4,000 $5,000 2015 2016 2017 2018 2019 2020 2021 $ I n M il li o n s $835 $(970)(2) $4,200 $403 Total maximum commitments Future funding commitments (3)

6.5% 52.7% 19.7% 16.6% 4.3% 1 2 3 4 5 Investment Portfolio as of December 31, 2021 9 PROPERTY TYPE(2) GEOGRAPHY STABILIZED LTV(1) RISK RATINGS (1) See definition in the appendix. (2) Mixed-use properties represented based on allocated loan amounts. (3) Max remaining term assumes all extension options are exercised, if applicable. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.8 billion Total Loan Commitments $4.2 billion Number of Investments 105 Average UPB ~$36.2 mil Weighted Average Yield at Origination(1) L + 4.07% Weighted Average Stabilized LTV(1) 63.5% Weighted Average Max Remaining Term(3) 2.6 years High-quality, well-diversified, 98% floating-rate portfolio comprised of over 99% senior first mortgage loans with a weighted average stabilized LTV at origination of 63.5%.(1) Office, 45.5% Multifamily, 28.4% Hotel, 12.4% Retail, 9.1% Industrial, 3.2% Other, 1.4% Northeast, 24.5% Southwest, 22.4% Southeast, 18.5% West, 17.6% Midwest, 17.0% 29.3% 26.7% 23.1% 18.9% 2.0% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

QUARTERLY NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MONTH U.S. LIBOR(1) 10 LIBOR Floors and Sensitivity of Net Interest Income to Rising Short-Term Interest Rates (1) Represents estimated change in net interest income for theoretical (+) 25 basis points parallel shifts in 1-month U.S. LIBOR. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on December 31, 2021. (2) Reflects changes to LIBOR floors arising from loan modifications in prior period. Change in 1-Month U.S. LIBOR (%) MIGRATION OF WEIGHTED AVERAGE PORTFOLIO LIBOR FLOOR $(0.02) $(0.04) $(0.06) $(0.07) 0.25% 0.50% 0.75% 1.00% • Portfolio is over 98% floating rate with a wtd. avg. LIBOR floor of 1.17%, which is currently benefiting the net interest margin. • Approximately 31% of the portfolio is subject to a LIBOR floor of less than 0.50%. • Portfolio LIBOR floor declined approximately 0.40% since Q1’21 as the assets shift from older vintage loans with higher floors to new loans with lower floors, which has helped reduce sensitivity of net interest income to rising short-term rates. • Reducing higher-cost debt and growing the portfolio could further offset the impact of rising short-term interest rates. 1.56% 1.57% 1.55% 1.30% 1.17% 1.00% 1.20% 1.40% 1.60% Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 WEIGHTED AVERAGE LIBOR FLOOR BY LOAN VINTAGE 5.2% 2.7% 10.2% 22.9% 36.8% 4.1% 18.1% 0.0% 10.0% 20.0% 30.0% 40.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 2015 2016 2017 2018 2019 2020 2021 % o f P o rt fo li o 1 -M o n th U .S . L IB O R % of Floating Rate Loan Portfolio Wtd. Avg. LIBOR Floor by Loan Vintage Wtd. Avg. Portfolio LIBOR Floor 1.17% (2)

Opportunities to Reduce Cost of Funds and Release Growth Capital 11 • Several opportunities may exist to potentially reduce our cost of funds and release capital to support portfolio growth by further repositioning of our balance sheet. • The $200 million of attractively priced preferred stock we recently issued provides additional permanent equity, which helps meaningfully recapitalize the balance sheet and support growth of the investment portfolio. As an internally-managed REIT, GPMT realizes the benefits of improved operating leverage driven by growth in our equity base with a mostly fixed cost structure. • The $125 million in total repayments of higher-cost term loan borrowings we made in Q4’21 and Q1’22 will help reduce our funding costs. • Returning to target leverage levels would afford additional portfolio growth and any newly originated loans would likely increase the portfolio’s overall correlation to rising short-term interest rates. REPAYING HIGHER-COST DEBT • The $75 million partial repayment of the term loan in December 2021 affected only part the Q4’21 financial results period. The incremental $50 million repayment in February 2022 will affect only part of the Q1’22 financial results period. • Repayment of the remaining $100 million of borrowings outstanding under the term loan could potentially further reduce overall funding costs. REDEPLOYING CAPITAL FROM NON- ACCRUAL LOANS • Various potential resolutions of the non-accrual loans could release investable capital, which could be redeployed into new loan originations to grow the investment portfolio. REFINANCING LEGACY FUNDING VEHICLES • Certain legacy financing vehicles have substantially de-levered due to loan repayments. • Refinancing these de-levered vehicles could potentially release additional liquidity, which could be deployed into additional new loan investments.

Q4 2021 Portfolio Developments and “Watch List” Loans 12 Pasadena, CA Retail(1) Washington D.C. Office(1) Louisville, KY Student Housing Loan Structure Senior floating-rate Senior floating-rate Senior floating-rate Origination Date July 2018 October 2017 August 2017 Collateral Property 463k square foot retail center 192k square foot office property 271-unit student housing community Total Commitment $114 million $54 million $42 million Current UPB $114 million $54 million $42 million Cash Coupon L + 3.3% L + 4.1% L + 4.2% Stabilized LTV 56% 66% 73% (1) Loan was placed on nonaccrual status as of June 2021. • Continue to pursue potential resolution options with respect to these loans. • Deferred and added to principal only $0.6 million of interest income related to loans that had been modified in prior quarters. • Weighted average portfolio risk rating of 2.6 at December 31, 2021, unchanged from the prior quarter.

CLOs Repurchase Facilities Senior Convertible Notes Term Loan Term Financing Facility Asset Specific Diversified Capital Sources 13 (1) Outstanding principal balance, excludes deferred debt issuance costs. (2) Does not include fees and other transaction related expenses. (3) Non-Mark-to-Market. (4) See definitions in the appendix. (5) Includes all repurchase facilities. Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Morgan Stanley facility from $500 million to $600 million, the Wells Fargo facility from $100 million to up to $200 million, and the Goldman Sachs facility from $250 million to $350 million. (6) Advance rate includes $10.3 million of restricted cash. FINANCING SUMMARY AS OF DECEMBER 31, 2021 ($ IN MILLIONS) Total Capacity Outstanding Balance(1) Wtd. Avg Coupon(2) Advance Rate Non- MTM(3) Repurchase Facilities(5) $2,100 $677 L + 2.15% 62.4% CLO-1 (GPMT 2018-FL1) $105 L + 2.76% 38.6% CLO-2 (GPMT 2019-FL2) $447 L + 1.80% 72.3% CLO-3 (GPMT 2021-FL3)(6) $631 L + 1.66% 82.1% CLO-4 (GPMT 2021-FL4) $503 L + 1.68% 80.9% Term Financing Facility $129 L + 3.60% 38.7% Sr. Secured Term Loan Facilities $225 $150 8.00% — Asset-Specific Financing $150 $44 L + 1.70% 77.5% Convertible Notes due Dec. 2022 $144 5.63% — Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,962 Stockholders’ Equity $1,013.1 FUNDING MIX WELL-DIVERSIFIED CAPITALIZATION PROFILE WITH MODERATE LEVERAGE LEVERAGE(4) 0.9x 2.7x 0.0x 1.0x 2.0x 3.0x 12/31/2021 Recourse Leverage Total Leverage 77% Non – MTM(3)

Appendix

Summary of Investment Portfolio 15 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) Initial LTV(1) Stabilized LTV(1) Senior Loans(1) $4,185.4 $3,781.8 $3,728.4 L + 3.48% L + 4.07% 3.1 66.4% 63.6% Subordinated Loans $15.0 $15.0 $12.9 8.35% 8.42% 10.0 43.3% 37.7% Total Weighted/Average $4,200.4 $3,796.8 $3,741.3 L + 3.48% L + 4.07%(1) 3.1 66.3% 63.5% (1) See definition in this appendix.

Investment Portfolio Detail 16 ($ IN MILLIONS) Type(1) Origination Date Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon(1) All-in Yield at Origination(1) Original Term (Years)(1) State Property Type Initial LTV(1) Stabilized LTV(1) Asset 1 Senior 12/15 120.0 120.0 119.3 L + 4.15% L + 4.43% 4.0 LA Mixed-Use 65.5% 60.0% Asset 2 Senior 10/19 120.0 93.0 92.3 L + 3.24% L + 3.86% 3.0 CA Office 63.9% 61.1% Asset 3 Senior 07/18 114.1 114.1 99.5 L + 3.34% L + 4.27% 2.0 CA Retail 50.7% 55.9% Asset 4 Senior 12/19 111.1 95.4 94.6 L + 2.75% L + 3.23% 3.0 IL Multifamily 76.5% 73.0% Asset 5 Senior 08/19 100.3 92.8 92.1 L + 2.80% L + 3.26% 3.0 MN Office 73.1% 71.2% Asset 6 Senior 12/18 96.5 77.6 77.0 L + 3.75% L + 5.21% 3.0 NY Mixed-Use 26.2% 47.6% Asset 7 Senior 07/19 94.0 80.8 80.3 L + 3.69% L + 4.32% 3.0 IL Office 70.0% 64.4% Asset 8 Senior 10/19 87.8 85.0 84.2 L + 2.55% L + 3.05% 3.0 TN Office 70.2% 74.2% Asset 9 Senior 01/20 81.9 63.4 63.0 L + 3.25% L + 3.93% 3.0 CO Industrial 47.2% 47.5% Asset 10 Senior 06/19 81.7 81.4 80.9 L + 2.69% L + 3.05% 3.0 TX Mixed-Use 71.7% 72.2% Asset 11 Senior 10/19 76.8 76.8 76.2 L + 3.36% L + 3.73% 3.0 FL Mixed-Use 67.7% 62.9% Asset 12 Senior 12/16 71.8 68.2 68.0 L + 4.25% L + 4.87% 4.0 FL Office 73.3% 63.2% Asset 13 Senior 11/17 71.5 71.5 70.7 L + 4.45% L + 5.20% 3.0 TX Hotel 68.2% 61.6% Asset 14 Senior 12/19 65.2 50.2 49.7 L + 2.80% L + 3.28% 3.0 NY Office 68.8% 59.3% Asset 15 Senior 07/21 63.3 60.5 59.7 L + 3.00% L + 3.39% 3.0 LA Multifamily 68.8% 68.6% Assets 16-105 Various Various 2,844.4 2,566.1 2,533.8 L + 3.54% L + 4.13% 3.2 Various Various 67.3% 63.8% Total/Weighted Average $4,200.4 $3,796.8 $3,741.3 L + 3.48% L + 4.07%(1) 3.1 66.3% 63.5% (1) See definition in this appendix.

Average Balances and Yields/Cost of Funds 17 Quarter Ended December 31, 2021 ($ IN THOUSANDS) Average Balance(2) Interest Income/Expense(3) Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans(1) $3,706,131 $45,868 5.0% Subordinated loans 15,205 373 9.8% Other — 48 —% Total interest income/net asset yield $3,721,336 $46,289 5.0% Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans(1) $2,472,528 $16,519 2.7% Subordinated loans 8,421 67 3.2% Other: Convertible senior notes 272,799 4,549 6.7% Senior Secured Term Loan Facilities 185,872 5,101 11.0% Total interest expense/cost of funds $2,939,620 $26,236 3.6% Net interest income/spread $20,053 1.4% (1) See definition in this appendix. (2) Average balance represents average amortized cost on loans held-for-investment. (3) Includes amortization of deferred debt issuance costs.

Condensed Balance Sheets 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) December 31, 2021 December 31, 2020 ASSETS Loans held-for-investment $ 3,782,205 $ 3,914,469 Allowance for credit losses (40,897) (66,666) Loans held-for-investment, net 3,741,308 3,847,803 Cash and cash equivalents 191,931 261,419 Restricted cash 12,362 67,774 Accrued interest receivable 10,716 12,388 Other assets 32,201 30,264 Total Assets $ 3,988,518 $ 4,219,648 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 677,285 $ 1,708,875 Securitized debt obligations 1,677,619 927,128 Asset-specific financings 43,622 123,091 Term financing facility 127,145 — Convertible senior notes 272,942 271,250 Senior Secured term loan facilities 139,880 206,448 Dividends payable 14,406 25,049 Other liabilities 21,436 22,961 Total Liabilities 2,974,335 3,284,802 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) 1,000 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 4,600,000 shares authorized and 4,596,500 and 0 shares issued and outstanding, respectively; liquidation preference $25.00 per share 46 — Common stock, par value $0.01 per share; 450,000,000 shares authorized and 53,789,465 and 55,205,082 shares issued and outstanding, respectively 538 552 Additional paid-in capital 1,125,241 1,058,298 Cumulative earnings 171,518 103,165 Cumulative distributions to stockholders (284,285) (228,169) Total Granite Point Mortgage Trust, Inc. Stockholders’ Equity 1,013,058 933,846 Non-controlling interests 125 — Total Equity $ 1,013,183 $ 933,846 Total Liabilities and Stockholders’ Equity $ 3,988,518 $ 4,219,648

Condensed Statements of Comprehensive (Loss) Income 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended December 31, Year Ended December 31, 2021 2020 2021 2020 Interest income: (unaudited) (unaudited) Loans held-for-investment $ 46,241 $ 54,613 $ 197,942 $ 234,954 Loans held-for-sale — — — 895 Available-for-sale securities — — — 646 Held-to-maturity securities — — — 659 Cash and cash equivalents 48 135 346 559 Total interest income 46,289 54,748 198,288 237,713 Interest expense: Repurchase facilities 5,524 11,702 25,973 58,444 Securitized debt obligations 9,403 4,945 29,926 26,312 Convertible senior notes 4,549 4,522 18,167 18,092 Term financing facility 1,377 — 7,585 — Asset-specific financings 282 900 2,241 3,862 Revolving credit facilities — — — 779 Senior secured term loan facilities 5,101 5,301 21,688 5,446 Total Interest Expense 26,236 27,370 105,580 112,935 Net interest income 20,053 27,378 92,708 124,778 Other income (loss): Benefit from (Provision for) credit losses 4,955 8,531 20,027 (53,710) Loss on extinguishment of debt (8,919) — (8,919) — Realized losses on sales of loans held-for-sale — — — (16,913) Fee income — — — 1,117 Total other income (loss) (3,964) 8,531 11,108 (69,506) Expenses: Management fees — 3,946 — 15,786 Compensation and benefits 5,354 — 21,464 13,269 Servicing expenses 1,410 1,031 5,173 4,056 Other operating expenses 1,666 4,603 8,634 15,755 Restructuring Charges — 2,570 — 46,252 Total expenses 8,430 12,150 35,271 95,118 Income (loss) before income taxes 7,659 23,759 68,545 (39,846) Benefit from income taxes 196 608 192 593 Net income (loss) 7,463 23,151 68,353 (40,439) Dividends on preferred stock 718 25 793 100 Net income (loss) attributable to common stockholders $ 6,745 $ 23,126 $ 67,560 $ (40,539) Basic (loss) earnings per weighted average common share $ 0.13 $ 0.42 $ 1.24 $ (0.73) Diluted (loss) earnings per weighted average common share $ 0.12 $ 0.39 $ 1.23 $ (0.73) Dividends declared per common share $ 0.25 $ 0.45 $ 1.00 $ 0.65 Weighted average number of shares of common stock outstanding: Basic 53,789,465 55,205,082 54,593,499 55,156,482 Diluted 54,274,949 70,009,741 54,929,070 55,156,482 Comprehensive income (loss): Net income (loss) attributable to common stockholders $ 6,745 $ 23,126 $ 67,560 $ (40,539) Other comprehensive income (loss), net of tax: Unrealized gain (loss) on available-for-sale securities — — — (32) Other comprehensive income (loss) — — — (32) Comprehensive income (loss) $ 6,745 $ 23,126 $ 67,560 $ (40,571)

Reconciliation of GAAP Net Income to Distributable Earnings(1) 20 ($ IN MILLIONS, EXCEPT PER SHARE DATA) Q4 2021 Q3 2021 Q2 2021 Q1 2021 GAAP Net Income(1) $6.7 $18.6 $14.2 $28.0 Adjustments: (Benefit from) Provision for Credit Losses $(5.0) $(5.8) $(0.2) $(9.1) Loss on Extinguishment of Debt $8.9 $- $- $- Non-Cash Equity Compensation $2.0 $2.0 $1.6 $1.9 Distributable Earnings(1) Before Write-off $12.7 $14.8 $15.7 $20.7 Write-off of Loan Held-for-Investment $- $(9.7) $- $- Distributable Earnings(1) $12.7 $5.1 $15.7 $20.7 Basic Wtd. Avg. Common Shares 53,789,465 54,453,546 55,009,732 55,137,608 Diluted Wtd. Avg. Common Shares 54,299,754 56,735,278 58,526,985 71,834,396 Distributable Earnings(1) Per Basic Share Before Loan Write-off $0.24 $0.27 $0.29 $0.38 Distributable Earnings(1) Per Basic Share $0.24 $0.09 $0.29 $0.38 (1) See definition in this appendix.

($ in thousands) At 12/31/20 At 3/31/21 At 6/30/21 At 9/30/21 At 12/31/21 ASSETS Loans and securities $3,914,469 $3,859,269 $3,635,315 $3,659,691 $3,782,205 Allowance for credit losses $(66,666) $(59,433) $(57,671) $(45,480) $(40,897) Carrying Value $3,847,803 $3,799,836 $3,577,644 $3,614,211 $3,741,308 LIABILITIES Other liabilities impact(1) $5,515 $3,630 $5,198 $1,889 $1,517 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(72,181) $(63,063) $(62,869) $(47,369) $(42,414) Financial Statements Impact of CECL Reserves 21 • Total allowance for credit losses of $42.4 million, of which $1.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q4 2021 Change in provision for credit losses: Loans held-for- investments $(4,583) Other liabilities(1) $(372) Total provision for credit losses $(4,955) (1) Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2020, and for all subsequent reporting periods ending on or after December 31, 2021, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to serve as a general proxy for our taxable income, though it is not a perfect substitute for it, and, as such, is considered a key indicator of our ability to generate sufficient income to pay our common dividends and in determining the amount of such dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income (loss) and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income (loss) attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non- cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income (loss) or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 22

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the year ended December 31, 2021, we recorded a $20.0 million benefit from provision for credit losses, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. Pursuant to our existing policy for reporting Distributable Earnings referenced above, during the year ended December 31, 2021, we recorded a $(9.7) million realized loss on a loan held-for investment, which we included in Distributable Earnings because we did not collect all amounts due at the time the loan was repaid. During the year ended December 31, 2021, we recorded a $(8.9) million loss on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time expenses pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income (loss) or cash flow from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 23

Other Definitions 24 All-in Yield at Origination ▪ Provided for illustrative purposes only. Calculations of all-in yield at origination are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Calculations of all-in weighted average yield at origination exclude fixed rate loans. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net income (loss) attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, securitized debt obligations, asset-specific financings, convertible senior notes and senior secured term loan facilities, less cash, divided by total stockholders’ equity.

Company Information 25 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Marcin Urbaszek Chief Financial Officer 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage: